UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2004

New Commerce BanCorp
(Exact name of registrant
as specified in its charter)

South Carolina	000-26061	58-2403844
(State of Incorporation)	Commission File No.	(I.R.S. Employer Identification No.)

501 New Commerce Court, Greenville, South Carolina 29607
(Address of principal executive offices)   (Zip Code)

(864) 297-6333
(Telephone Number)

Not Applicable
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements. Pro Forma Financial Information and Exhibits.

      (c) Exhibits

      Exhibit No.     Exhibit

       99.1                 Press Release of New Commerce Bancorp dated July 21, 2004.

Item 12. Results of Operations and Financial Condition.

On July 21, 2004, New Commerce BanCorp, holding company for New Commerce Bank, issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW COMMERCE BANCORP By: /s/ Frank W. Wingate Name: Frank W. Wingate Title: Chief Executive Officer

Dated: July 21, 2004

EXHIBIT INDEX

Exhibit Number              Description

99.1      Earnings Press Release for the quarter ended June 30, 2004.

4